UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2014 (July 31, 2014)

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

21211 Nordhoff Street,
Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Third Amendment to Lease

On July 31, 2014, Capstone Turbine Corporation (the “Company”) and Northpark Industrial (“Lessor”) entered into a Third Amendment to Lease (the “Lease Amendment”) to amend the Standard Industrial/Commercial Single-Tenant Lease - Net, dated December 1, 1999, as amended (the “Lease”), pursuant to which the Company leases the premises located at 21211 Nordhoff Street, Chatsworth, California for use as primary office space, engineering testing and manufacturing. The Lease Amendment extends the term of the Lease for a period of two months commencing on August 1, 2014 and ending on September 30, 2014 and sets the monthly base rent payable by the Company under the Lease at $81,001 per month. The Company and Lessor are engaged in negotiations with respect to a possible subsequent fourth amendment to the Lease pursuant to which, among other things, the term of the Lease would be extended for an additional five (5) years. This description of the Lease Amendment does not purport to be complete and is qualified in its entirety by the reference to the full text of the Lease Amendment, a copy of which is filed herewith as Exhibit 10.

Amendment No. 4 to Rights Agreement

On August 5, 2014, the Company entered into Amendment No. 4 (the “Rights Amendment”) to the Rights Agreement, dated July 7, 2005, between the Company and Computershare Inc. as successor-in-interest to Mellon Investor Services LLC, as amended (the “Rights Agreement”). The Rights Amendment amends the Rights Agreement to clarify that the term of the Rights Agreement may not be continued or extended unless and until such amendment has received the approval of the stockholders of the Company at an annual or special meeting of the stockholders held prior to the termination of the Rights Agreement without taking into account such amendment. This description of the Rights Amendment does not purport to be complete and is qualified in its entirety by the reference to the full text of the Rights Amendment, a copy of which is filed herewith as Exhibit 4.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit 4	Amendment No. 4 to Rights Agreement, dated August 5, 2014, between Capstone Turbine Corporation and Computershare Inc. as successor-in-interest to Mellon Investor Services LLC.

	Exhibit 10	Third Amendment to Lease, dated July 31, 2014, between Capstone Turbine Corporation and Northpark Industrial.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: August 5, 2014	By:	/s/ Edward I. Reich
Edward I. Reich Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

4	Amendment No. 4 to Rights Agreement, dated August 5, 2014, between Capstone Turbine Corporation and Computershare Inc. as successor-in-interest to Mellon Investor Services LLC.

10	Third Amendment to Lease, dated July 31, 2014, between Capstone Turbine Corporation and Northpark Industrial.